UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

MARCH 8, 2025
Date of Report (date of earliest event reported)
Beyond, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Executive Officer

On March 8, 2025, the Board of Directors (the “Board”) of Beyond, Inc. (the “Company”) appointed Marcus Lemonis, Executive Chairman of the Board, as the Company’s principal executive officer, effective as of March 10, 2025 (the “Effective Date”), replacing Dave Nielsen as the principal executive officer.

Mr. Nielsen’s employment with the Company was terminated on the Effective Date. The Company expects to enter into a separation agreement with Mr. Nielsen, containing a general release of claims in exchange for certain separation benefits as provided under the Company’s Key Employee Severance Plan, in which Mr. Nielsen is a “Tier 2” participant, and in Mr. Nielsen’s offer letter with the Company.

Mr. Lemonis will continue in his role as Executive Chairman of the Board. A description of each of the items required to be disclosed by Item 5.02(c)(2) of Form 8-K can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2024, and is incorporated by reference herein.

In connection with Mr. Lemonis’s appointment as the principal executive officer, on the Effective Date, the Board granted to Mr. Lemonis (i) an award of 500,000 restricted stock units, with such restricted stock units to vest in three equal installments on March 10, 2026, March 10, 2027 and March 10, 2028, subject to Mr. Lemonis’ continuous service through such dates, and subject to the provisions of the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) and the restricted stock unit award agreement governing such grant; and (ii) 500,000 performance shares (assuming the “Target” achievement of each performance metric; maximum achievement of each performance metric would result in the vesting of 135% of the “Target” number of performance shares), subject to Mr. Lemonis’ continuous service through the applicable vesting dates, and subject to the provisions of the 2005 Plan and the performance share award grant notice and performance share award agreement governing such grant ((i) and (ii) together, the “PEO Grants”). The portion of the PEO Grants that exceed the current 100,000 restricted stock unit award cap and exceed the current 250,000 performance share award cap under the Company’s 2005 Plan will be subject to stockholder approval of the 2005 Plan Amendment (as defined below) at the Company’s 2025 Annual Meeting of Stockholders.

Mr. Lemonis previously entered into the Company’s indemnification agreement for certain executive officers.

On March 8, 2025, the Board approved an amendment to the 2005 Plan to increase the annual limit on the number of restricted stock units and performance shares that may be issued to any eligible participant to accommodate the PEO Grant, subject to stockholder approval of such amendment at the Company’s 2025 Annual Meeting of Stockholders (the “2005 Plan Amendment”). The foregoing description of the amendment is qualified in its entirety by reference to the amendment, which will be filed as an exhibit to the Company’s proxy statement for the Company’s 2025 Annual Meeting of Stockholders.

President

On March 8, 2025, the Board appointed Adrianne Lee, the Company’s Chief Financial & Administrative Officer, as the Company’s President and Chief Financial Officer, effective as of the Effective Date. Ms. Lee will continue in her role as the Company’s principal financial officer.

A description of each of the items required to be disclosed by Item 5.02(c)(2) of Form 8-K can be found in the Company’s definitive proxy statement filed with the SEC on March 28, 2024, and is incorporated by reference herein.

In connection with Ms. Lee’s appointment as the Company’s President and Chief Financial Officer, Ms. Lee will be entitled to an annual base salary of $700,000 and an annual target bonus of 75% of her annual base salary. Additionally, effective as of the Effective Date, Ms. Lee was granted (i) an award of restricted stock units with an aggregate value on the grant date equal to $100,000, with such restricted stock units to vest in three equal installments on February 4, 2026, February 4, 2027 and February 4, 2028, subject to Ms. Lee’s continuous service through such dates, and subject to the provisions of the 2005 Plan and the restricted stock unit award agreement governing such grant; and (ii) an award of performance shares with an aggregate value on the grant date equal to $100,000 (assuming the “Target” achievement of each performance metric; maximum achievement of each performance metric would result in the vesting of 135% of the “Target” number of performance shares), subject to Ms. Lee’s continuous service through the applicable vesting dates, and subject to the provisions of the 2005 Plan and the performance share award grant notice and performance share award agreement governing such grant.

Ms. Lee previously entered into the Company’s indemnification agreement for certain executive officers.

Chief Accounting Officer and Principal Accounting Officer

On March 8, 2025, the Board appointed Leah Putnam, age 35, as the Company’s Chief Accounting Officer and principal accounting officer, effective as of the Effective Date.

Prior to her appointment as the Company’s Chief Accounting Officer, Ms. Putnam served as the Company’s Vice President of Finance and Controller since February 2024. Ms. Putnam has served as Vice President, Financial Planning and Analysis and Senior Director of Financial Planning Analysis since 2020. She also held several corporate finance, financial systems, and data governance roles at The Hertz Corporation from 2018 to 2020. There is no family relationship between Ms. Putnam and any of the Company’s other directors or executive officers. Ms. Putnam has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Ms. Putnam’s appointment as the Company’s Chief Accounting Officer and principal accounting officer, Ms. Putnam will be entitled to an annual base salary of $325,000 and an annual target bonus of 50% of her annual base salary. Ms. Putnam will also be a “Tier 3 Participant” in the Company’s Key Employee Severance Plan, copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2023. Additionally, effective as of the Effective Date, Ms. Putnam was granted (i) an award of restricted stock units with an aggregate value on the grant date equal to $31,250, with such restricted stock units to vest in three equal installments on February 4, 2026, February 4, 2027 and February 4, 2028, subject to Ms. Putnam’s continuous service through such dates, and subject to the provisions of the 2005 Plan and the restricted stock unit award agreement governing such grant; and (ii) an award of performance shares with an aggregate value on the grant date equal to $143,750 (assuming the “Target” achievement of each performance metric; maximum achievement of each performance metric would result in the vesting of 135% of the “Target” number of performance shares), subject to Ms. Putnam’s continuous service through the applicable vesting dates, and subject to the provisions of the 2005 Plan and the performance share award grant notice and performance share award agreement governing such grant.

Ms. Putnam is expected to enter into the Company’s indemnification agreement for certain executive officers.

Chief Operating Officer

On March 8, 2025, the Board appointed Alexander Thomas, age 35, to serve as the Company’s Chief Operating Officer, effective as of the Effective Date.

Prior to his appointment as the Company’s Chief Operating Officer, Mr. Thomas served as the Company’s SVP of Finance and Corporate Development since April 2024. Prior to that time, Mr. Thomas, served as SVP of Overstock, and Vice President, International & Pricing, and Senior Director of Financial Planning and Analysis starting 2020. Previously he held various strategic finance roles at The Hertz Corporation from 2018 to 2020. There is no family relationship between either of Mr. Thomas and any of the Company’s other directors or executive officers. Mr. Thomas has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. Thomas’s appointment as the Company’s Chief Operating Officer, Mr. Thomas will be entitled to an annual base salary of $350,000 and an annual target bonus of 50% of his annual base salary. Additionally, effective as of the Effective Date, Mr. Thomas was granted (i) an award of restricted stock units with an aggregate value on the grant date equal to $100,000, with such restricted stock units to vest in three equal installments on February 4, 2026, February 4, 2027 and February 4, 2028, subject to Mr. Thomas’s continuous service through such dates, and subject to the provisions of the 2005 Plan and the restricted stock unit award agreement governing such grant; and (ii) an award of performance shares with an aggregate value on the grant date equal to $100,000 (assuming the “Target” achievement of each performance metric; maximum achievement of each performance metric would result in the vesting of 135% of the “Target” number of performance shares), subject to Mr. Thomas’s continuous service through the applicable vesting dates, and subject to the provisions of the 2005 Plan and the performance share award grant notice and performance share award agreement governing such grant.

Mr. Thomas is expected to enter into the Company’s indemnification agreement for certain executive officers.

Item 7.01 Regulation FD.

On March 10, 2025, the Company issued a press release regarding the executive appointments mentioned above. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference to this Item 7.01.

A copy of the press release is furnished with this report as Exhibit 99.1. The information in this Current Report on Form 8-K and in Exhibit 99.1 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and corresponding Exhibits contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding leadership changes, related compensation, indemnification, or separation agreements or arrangements, our organizational structure, and the timing of any of the foregoing. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to those included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, and in our subsequent filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ Adrianne Lee
Adrianne Lee
President & Chief Financial Officer
Date:	March 10, 2025